Exhibit 10.4.6

FIFTH AMENDMENT

TO

TERM LOAN AGREEMENT

This FIFTH AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”), is dated as of December 9, 2011, among WHALESHARK MEDIA, INC. (f/k/a WHALE SHARK MEDIA, INC.), SPECTRAWIDE ACQUISITION CO., LLC, SPECTRAWIDE INC., CSB ACQUISITION CO., LLC, CLTD ACQUISITION CO., LLC, SMALLPONDS, LLC, DEALS.COM, LLC, and RMN ACQUISITION CO., LLC (each, individually a “Borrower,” and collectively the “Borrowers”), COMERICA BANK, a Texas banking association, as agent (“Agent”), and the Lenders (as defined in the Loan Agreement) party hereto.

RECITALS:

A. Borrower, Agent and the Lenders have previously entered into the Term Loan Agreement dated as of November 24, 2010 (such agreement, together with all amendments and restatements, the “Loan Agreement”).

B. Borrower, Agent and the Lenders desire to amend the Loan Agreement as herein provided.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I

Definitions

1.1 Definitions. All capitalized terms not otherwise defined herein have the same meanings as in the Loan Agreement.

ARTICLE II

Amendments

(All amendments herein are effective as of the date of this Amendment unless otherwise stated)

2.1 Amendment to Section 8.11 of the Loan Agreement. Section 8.11 of the Loan Agreement is restated in its entirety to read as follows:

8.11 Prepayment of Debt; Deferred RMN Payments. Make any prepayment (whether optional or mandatory), repurchase, redemption, defeasance or any other payment in respect of any Subordinated Debt (other than payments permitted under the applicable Subordination Agreement) or Debt owed to any Person (other than Indebtedness, as provided for herein for prepayments); provided, however, (i) Borrowers can make regularly scheduled Base Earn-Out payments, regularly scheduled payments on

Deals.com Indebtedness, and regularly scheduled Seller Notes payments so long as the Agent receives three (3) days prior written notice thereof in each instance and, in each instance no Event of Default exists at the time of (and no Event of Default would exist, giving effect to) such payment (and Borrowers shall certify to Agent as such in the written notice referenced above), (ii) Borrowers can make Deferred RMN Payments and payments on the eConversion Notes in accordance with their terms, and can make prepayments on the Deals.com Indebtedness so long as (a) the Agent receives three (3) days prior written notice thereof in each instance (b) in each instance no Event of Default exists at the time of (and no Event of Default would exist, giving effect to) such payment (and Borrowers shall certify to Agent as such in the written notice referenced above), (c) such payments are made solely from Excess Cash Flow, (d) after giving effect to such payment, the Borrowers have cash on hand, on deposit at Agent, in an amount not less than $3,000,000 and (e) all such payments in the aggregate, including any such payments made prior to the date of any payment, do not exceed $10,000,000 in principal payments and any accrued interest thereon for the Deferred RMN Note, do not exceed $6,000,000 in principal payments and any accrued interest thereon for the eConversions Notes, and do not exceed $1,434,000 in principal payments and any accrued interest thereon for the Deals.com Indebtedness.

ARTICLE III

Conditions Precedent

3.1 Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent:

(a) Amendment and Other Documents. Agent shall have received this Amendment executed by Borrower and all other parties hereto.

(b) Corporate Authority. Agent shall have received from each Credit Party a certificate of its Secretary or Assistant Secretary dated as of the date hereof as to the (i) corporate resolutions (or the equivalent thereof) of such Credit Party authorizing the execution, delivery and performance by such Credit Party of this Amendment and the transactions contemplated herein, (ii) such documents and certifications as Agent may reasonably require to evidence that such Credit Party is duly organized or formed, and is validly existing, in good standing and qualified to engage in business, and (iii) such other documents, instruments and certificates as reasonably requested by Agent or any Lender.

(c) No Default. No Default or Event of Default shall exist.

(d) Representations and Warranties. All of the representations and warranties contained in the Loan Agreement, as amended hereby, shall be true and correct on and as of the date of this Amendment with the same force and effect as if such representations and warranties had been made on and as of such date, except to the extent such representations and warranties speak to a specific date.

ARTICLE IV

Ratifications, Representations and Warranties

4.1 Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Loan Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Loan Agreement are ratified and confirmed and shall continue in full force and effect. Borrower agrees that the Loan Agreement, as amended hereby, is legal, valid, binding and enforceable in accordance with its terms.

4.2 General Representations and Warranties. Borrower hereby represents and warrants to Agent that (a) the execution, delivery and performance of this Amendment and any and all other Loan Documents (as defined in the Loan Agreement) executed and/or delivered in connection herewith have been authorized by all requisite action on the part of Borrower and will not violate any organizational document of Borrower, (b) the representations and warranties contained in the Loan Agreement, as amended hereby, are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties speak to a specific date, (c) no Default or Event of Default exists, and (d) Borrower is in full compliance with all covenants and agreements contained in the Loan Agreement, as amended hereby, and the other Loan Documents to which it is a party or it or its property is subject.

4.3 Representation and Warranty Regarding Deals.com Prepayment. Borrower represents and warrants to Agent and to the Lenders that after giving effect to the aggregate of (i) the partial prepayment on the Deals.com Indebtedness consented to by Agent and the Lenders in Section 5.1 of this Amendment, and (ii) the partial prepayments on the Deals.com Indebtedness permitted by Section 8.11 of the Agreement (as amended hereby), the Deals.com Indebtedness will be paid in full by April 30, 2012. This representation and warranty will constitute a representation and warranty under Section 6 of the Agreement for all purposes.

ARTICLE V

Miscellaneous

5.1 Consent to December Payment. Agent and the Lenders consent to Borrower’s payment on or about December 19, 2011, of $717,000 as a partial prepayment of the Deals.com Indebtedness, waive the application of Section 8.11 to such payment, and agree that such payment will not constitute an Event of Default under the Agreement.

5.2 Loan Document. This Amendment is a Loan Document.

5.3 Obligations. This Amendment is not intended as and shall not be construed as a release or novation of any Indebtedness.

5.4 Further Actions. Borrower shall execute and deliver such further agreements, documents, instruments, and certificates in form and substance satisfactory to Agent, as Agent may deem necessary or appropriate in connection with this Amendment.

5.5 Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument. In making proof of any such agreement, it shall not be necessary to produce or account for any counterpart other than one signed by the party against which enforcement is sought.

5.6 GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND APPLICABLE FEDERAL LAWS, EXCEPT TO THE EXTENT PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST GRANTED HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

5.7 ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES HERETO AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES HERETO.

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Executed as of the date first written above.

BORROWERS:

WHALESHARK MEDIA, INC.
SPECTRA WIDE INC.

By:		/s/ Cotter Cunningham
Cotter Cunningham
President of each entity listed above

SPECTRAWIDE ACQUISITION CO., LLC CSB ACQUISITION CO., LLC
CLTD ACQUISITION CO., LLC SMALLPONDS, LLC DEALS.COM, LLC RMN ACQUISITION CO., LLC

By:		WhaleShark Media, Inc., Sole Member of each entity listed above

	By:	/s/ Cotter Cunningham
Cotter Cunningham
President

AGENT AND LENDERS:

COMERICA BANK, as Agent and a Lender

By:		/s/ Stephen P. Bitter
Stephen P. Bitter
Vice President

SQUARE 1 BANK, as a Lender

By:		/s/ David S. McLaughlin
Name:		David S. McLaughlin
Title:		Senior Vice President